Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 25, 2007 (the "Amendment”), is executed by and among HURON CONSULTING GROUP INC., a Delaware corporation (the “Borrower” or the "Company"), HURON CONSULTING GROUP HOLDINGS LLC, a Delaware limited liability company ("HCG”), HURON CONSULTING SERVICES LLC, a Delaware limited liability company ("HCS") WELLSPRING MANAGEMENT SERVICES LLC, formerly known as SPELTZ & WEIS LLC, a Delaware limited liability company ("WMS"), Huron (UK) LIMITED, a UK limited liability company ("Huron UK"), AAXIS TECHNOLOGIES, INC., a Virginia corporation ("ATI"), FAB ADVISORY SERVICES, LLC, an Illinois limited liability company ("FAB"), GLASS & ASSOCIATES, INC., a Delaware corporation ("GLASS"), GLASS EUROPE LIMITED, a United Kingdom Private Company ("GEL"), WELLSPRING PARTNERS, LTD., a Delaware corporation ("Wellspring"), WELLSPRING VALUATION, LTD., a Delaware corporation ("WVL"), and KABUSHIKI KAISHA HURON CONSULTING GROUP (JAPAN), a Japan corporation ("HURON JAPAN") (each of HCG, HCS, WMS, Huron UK, ATI, FAB, Glass, GEL, Wellspring, WVL, and Huron Japan being referred to herein as a “Guarantor” and collectively referred to herein as the “Guarantors”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Administrative Agent"), Arranger and Lender (“LaSalle”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as Co-Syndication Agent and Lender (“JPMorgan”), FIFTH THIRD BANK, a Michigan banking corporation, as Co-Syndication Agent and Lender (“Fifth Third”), BANK OF AMERICA, N.A., a national banking association, as Lender ("BA"), NATIONAL CITY BANK, a national banking association, as Lender ("National"), and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (“HSBC”) (the foregoing first three (3) Lenders, LaSalle, JPMorgan and Fifth Third, shall collectively be referred to herein as the "Original Lenders"; the subsequent two (2) Lenders, BA and National, shall collectively be referred to herein as the "Additional Lenders"); and all six (6) Lenders shall collectively be referred to herein as the “Lenders”.

R E C I T A L S:

A.  The Borrower, Administrative Agent, and Original Lenders entered into that certain Credit Agreement dated as of June 7, 2006 (the “Credit Agreement”), providing for the Original Lenders to make Revolving Loans to the Borrower in the aggregate principal amount of up to Seventy-Five Million and 00/100 Dollars ($75,000,000.00) evidenced by the following notes (collectively, the “Original Revolving Notes”): (i) that certain Revolving Note dated as of June 7, 2006 in the maximum principal amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00) executed by the Borrower in favor of LaSalle and made payable to the order of LaSalle; (ii) that certain Revolving Note dated as of June 7, 2006 in the maximum principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00) executed by the Borrower in favor of JPMorgan and made payable to the order of JPMorgan; and (iii) that certain Revolving Note dated as of June 7, 2006 in the maximum principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00) executed by the Borrower in favor of Fifth Third and made payable to Fifth Third.

B.  In connection with the Credit Agreement, HCS, HCG, Speltz & Weis LLC (now known as WMS) and Huron UK executed that certain Guaranty Agreement dated as of June 7, 2006, and ATI, FAB and Document Review Consulting Services LLC, a Delaware limited liability company (“DRC”) executed that certain Guaranty Agreement dated as of August 14, 2006, both of which Guaranty Agreements were for the benefit of the Lenders (each such Guaranty Agreement being referred to herein as a “Guaranty” and collectively with the Guaranty Agreements referred to in Recitals E and I below as the “Guaranties”) (DRC subsequently was merged into another Guarantor and therefore no longer exists as a separate entity).

C.  Pursuant to that certain First Amendment to Credit Agreement dated as of December 29, 2006 (the "First Amendment"), Borrower, Administrative Agent, and Original Lenders, among other things, increased the maximum amount of principal that may be borrowed under the Credit Agreement to One Hundred Thirty Million and 00/100 Dollars ($130,000,000.00) in order to enable Borrower to consummate the following proposed acquisitions (collectively, the "Acquisitions") in early January, 2007: (i) acquisition of all of the outstanding capital stock of Wellspring; and (ii) acquisition of all of the outstanding capital stock of Glass. Pursuant to the First Amendment, the Amended and Restated Revolving Notes dated December 29, 2006 (collectively, the "December 2006 Notes") were executed and delivered by Borrower in favor of each of the Original Lenders reflecting the increased Pro Rata Shares of each of the Original Lenders in replacement of the Original Revolving Notes.

D.  Under the First Amendment, Administrative Agent and Lenders consented to the maximum amount of debt to be utilized in connection with the Acquisitions, as such consent was required to be obtained under the Credit Agreement.

E.  Upon the consummation of the Acquisitions, as required by the Credit Agreement, the following Guaranty Agreements were executed: (i) Wellspring and WVL (the Wellspring subsidiary acquired as part of the Acquisitions) executed that certain Guaranty Agreement dated as of January 2, 2007; and (ii) Glass and GEL and PWS Group, Inc., a Delaware corporation ("PWS") (the Glass subsidiaries acquired as part of the Acquisitions) executed that certain Guaranty Agreement dated January 10, 2007; PWS was recently dissolved and is therefore no longer a Guarantor.

F.  Pursuant to that certain Second Amendment to Credit Agreement dated as of February 23, 2007 (the “Second Amendment”), Borrower, Administrative Agent and Lenders further amended the Credit Agreement to: (i) increase the maximum amount of principal that may be borrowed under the Credit Agreement to One Hundred Seventy-Five Million and 00/100 Dollars ($175,000,000.00), with an "accordian" feature allowing for an additional amount of up to Fifty Million Dollars ($50,000,000.00) in principal to be borrowed; (ii) reduce certain pricing; (iii) modify the covenant with respect to the amount of aggregate debt which may be utilized for an acquisition or series of related acquisitions in order to increase such amount to Forty Million Dollars

($40,000,000.00); (iv) extend the maturity date of the Revolving Loans from May 31, 2011 to February 23, 2012; (v) make a clarification to the covenant concerning restricted payments; and (vi) modify the "use of proceeds" covenant to add an additional Ten Million and 00/100 Dollars ($10,000,000.00) "bucket" for certain specified uses.

G.   The Second Amendment also: (i) provided for the participation of the Additional Lenders in the increased amount of the Revolving Commitment and the joinder of the Additional Lenders as parties to the Credit Agreement, as amended; and (ii) required Borrower to execute and deliver Second Amended and Restated Revolving Notes in favor of each of the Original Lenders in replacement of the December 2006 Notes in order to reflect their modified Pro Rata Shares and Revolving Notes in favor of each of the Additional Lenders to reflect their Pro Rata Shares.

H.  The parties desire to further amend the Credit Agreement, as amended, to provide for the participation by HSBC in the Revolving Commitment and the joinder of HSBC as a party to the Credit Agreement, as well as the modification of the Pro Rata Shares of the Original Lenders and the Additional Lenders in order to allow for such participation by HSBC.

I.  The parties further wish to provide for the execution and delivery of a Guaranty Agreement by Huron Japan, which is a new subsidiary of Borrower, as required under the Credit Agreement, as amended.

J.  Administrative Agent and Lenders desire to amend the Credit Agreement to incorporate the matters in the preceding two Recitals, pursuant to and on the terms and conditions set forth below. The term "Credit Agreement", as hereinafter used in this Amendment, shall mean the Credit Agreement as defined in Recital A above, as amended by the First Amendment, the Second Amendment and this Amendment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

A G R E E M E N T S:

1.  RECITALS. The foregoing Recitals are hereby made a part of this Amendment.

2.  DEFINITIONS. Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Credit Agreement.

3.  AMENDMENTS TO THE CREDIT AGREEMENT.

3.1  Annex A. Annex A to the Credit Agreement is hereby amended to read in its entirety as set forth in Annex A to this Amendment.

3.2  Revolving Note. All references in the Loan Agreement to the “Revolving Note”, “Note” or “Notes” (collectively, the “Notes”) shall be deemed to be references to the Replacement Notes (as defined below). Borrower shall execute and deliver: (i) Notes in the form of Exhibit "A" hereto in favor of each of the Original Lenders which shall replace the December 2006 Notes and reflect the modified Pro Rata Shares of each of the Original Lenders set forth in Annex A to this Amendment; (ii) Notes in the form of Exhibit "B" hereto in favor of each of the Additional Lenders which shall reflect the modified Pro Rata Shares of such Additional Lenders set forth in Annex A to this Amendment, and (iii) a Note in the form of Exhibit "C" hereto in favor of HSBC which shall reflect the Pro Rata Share of HSBC set forth in Annex A to this Amendment (the Notes in subsections (i), (ii) and (iii) of this Section 3.2 shall collectively be referred to herein as the "Replacement Notes"). In order to effectuate the modification of the Pro Rata Shares set forth in Annex A, the following Lenders hereby assign, transfer and convey to HSBC the Pro Rata Share set forth below opposite their respective names:

LaSalle:  $7,500,000.00
Fifth Third:  $2,500,000.00
JPMorgan:  $2,500,000.00
Bank of America:    $2,500,000.00

4.  COMMITMENT FEE. In addition to any other fees payable by Borrower in connection with the Credit Agreement, Borrower shall pay to Administrative Agent, for the benefit of HSBC, an upfront commitment fee equal to seven and one-half basis points (0.075%) of the Pro Rata Share of HSBC set forth in Annex A to this Amendment (which Pro Rata Share is equal to Fifteen Million and 00/100 Dollars ($15,000,000.00). Such fee shall be payable at the time of the Borrower's execution and delivery to Administrative Agent of this Amendment and shall be deemed fully earned and non-refundable when paid.

5.  JOINDER OF HSBC. The parties hereto hereby acknowledge that HSBC is hereby added as a party to the Credit Agreement, as amended by the First Amendment, the Second Amendment and this Amendment. HSBC hereby agrees to be a party to, and be bound by, the terms and conditions of the Credit Agreement, as so amended. All references in the Credit Agreement or in any of the Guaranties or any of the other Loan Documents to the term "Lenders" or "any Lender" shall include HSBC. Annex B to the Credit Agreement, which sets forth the addresses of each of the parties to the Credit Agreement for purposes of notices, is hereby amended to read in its entirety as set forth in Annex B to this Amendment.

6.  Guaranty Agreement. Borrower shall, contemporaneous with the execution of this Amendment, deliver to Administrative Agent a Guaranty Agreement, executed by Huron Japan, which shall be in the form of the Guaranty Agreement executed by each of Glass and Wellspring (except modified to take into account the name of the Guarantor and the subsequent amendment of the Credit Agreement).

7.  REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower hereby certifies, represents and warrants to the Bank that:

7.1  Organization. The Borrower is a corporation validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly qualified to do business in each jurisdiction where the nature of its activities requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect. The Articles of Incorporation and Bylaws, Borrowing Resolutions and Incumbency Certificate of the Borrower have not been changed or amended since the most recent date that certified copies thereof were delivered to the Bank.

7.2  Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its Obligations under the Credit Agreement, as amended hereby.

7.3  No Conflicts. The execution and delivery of this Amendment, the borrowings under the Credit Agreement, as amended hereby, and the performance by the Borrower of its Obligations under the Credit Agreement, as amended hereby, do not require any consent or approval of any governmental agency or authority and do not conflict with any provision of law or of the Certificate of Incorporation or Bylaws of the Borrower or any agreement binding upon the Borrower (except for any such agreement the conflict with which would not have a Material Adverse Effect) ..

7.4  Validity and Binding Effect. The Credit Agreement, as amended by the First Amendment, the Second Amendment and hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity.

7.5  Compliance with Credit Agreement. The representations and warranties set forth in Section 9 of the Credit Agreement, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Administrative Agent and except for such changes as are specifically permitted under the Credit Agreement. In addition, the Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement.

7.6  No Event of Default. As of the date hereof, no Event of Default under the Credit Agreement, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.

8.  CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Administrative Agent of the following:

8.1  Amendment. This Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders.

8.2  Replacement Notes. The Replacement Notes in favor of each of the Lenders executed by the Borrower.

8.3  Fee. The payment of the upfront fee payable thereunder by the Borrower, with such amount payable upon the execution and delivery of this Amendment by the Borrower to the Administrative Agent.

8.4  Guaranty Agreement. The Guaranty Agreement executed by Huron Japan pursuant to Section 6 above.

8.5  Resolutions. A certified copy of resolutions of the Board of Directors of the Borrower and Huron Japan authorizing the execution, delivery and performance of this Amendment and the related loan documents.

8.6  Affirmation of Guaranties. The Affirmation of Guaranties executed by the Guarantors in the form attached hereto.

8.7  Other Documents. Such other documents, certificates, resolutions and/or opinions of counsel as the Bank may request.

9.  GENERAL.

9.1  Governing Law; Severability. This Amendment shall be construed in accordance with and governed by the laws of Illinois, without regard to conflicts of laws principles. Wherever possible each provision of the Credit Agreement, the First Amendment, the Second Amendment and this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement, the First Amendment, the Second Amendment or this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Credit Agreement, the First Amendment, the Second Amendment and this Amendment.

9.2  Successors and Assigns. This Amendment shall be binding upon the Borrower, the Guarantors and the Administrative Agent, Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

9.3  Continuing Force and Effect of Loan Documents, Guaranties. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Credit Agreement, the First Amendment, the Second Amendment and

the other Loan Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect. The Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Credit Agreement, the First Amendment, the Second Amendment and the other Loan Documents. Each of the Guarantors, by execution of this Amendment, hereby reaffirms, assumes and binds themselves to all of the obligations, duties, rights, covenants, terms and conditions that are contained in their respective Guaranties.

9.4  References to Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Credit Agreement, as amended by the First Amendment, the Second Amendment and hereby.

9.5  Expenses. The Borrower shall pay all reasonable costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees and time charges of attorneys who may be employees of the Administrative Agent or any of the Lenders or any affiliate or parent of any of such parties. The Borrower shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

9.6  Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Credit Agreement as of the date first above written.

BORROWER:

HURON CONSULTING GROUP INC.,
a Delaware corporation

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

GUARANTORS:

HURON CONSULTING GROUP HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

HURON CONSULTING SERVICES LLC, a Delaware
limited liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

WELLSPRING MANAGEMENT SERVICES LLC,
formerly known as SPELTZ & WEIS LLC, a
Delaware limited liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

HURON (UK) LIMITED, a UK limited liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

AAXIS TECHNOLOGIES, INC., a Virginia corporation

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

FAB ADVISORY SERVICES, LLC, an Illinois limited
liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

GLASS & ASSOCIATES, INC., a Delaware
corporation

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

GLASS EUROPE LIMITED,
a United Kingdom Private Company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

WELLSPRING PARTNERS, LTD., a Delaware
corporation

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

WELLSPRING VALUATION, LTD., a Delaware
corporation

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

KABUSHIKI KAISHA HURON CONSULTING
GROUP (JAPAN), a Japan corporation

By: /s/ Stan Logan
Name: Stan Logan
Title: Director

LENDERS:

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association, as Administrative
Agent, Arranger and Lender

By: /s/ David Bacon
Name: David Bacon
Title: FVP

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association, as
Co-Syndication Agent and Lender

By: /s/ Nathan Margol
Name: Nathan Margol
Title: Vice President

Fifth Third Bank,
a Michigan banking corporation, as Co-Syndication
Agent and Lender

By: /s/ Susan M. Kaminski
Name: Susan M. Kaminski
Title: Vice President

BANK OF AMERICA, N.A.,
a national banking association, as Lender

By: /s/ Daniel J. McHugh
Name: Daniel J. McHugh
Title: Senior Vice President

NATIONAL CITY BANK,
a national banking association, as Lender

By: /s/ Stephanie A. Kline
Name: Stephanie A. Kline
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
a national banking association, as Lender

By: /s/ John S. Sneed
Name: John S. Sneed
Title: VP

AFFIRMATION OF GUARANTIES

This affirmation of Guaranties ("Affirmation") is made by each of the undersigned Guarantors with respect to that certain Third Amendment to Credit Agreement of even date herewith (the "Third Amendment"), to which this Reaffirmation is attached, executed by and among Huron Consulting Group Inc. a Delaware corporation (the "Borrower"), the undersigned Guarantors, and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Administrative Agent"), Arranger and Lender, JPMORGAN CHASE BANK NATIONAL ASSOCIATION, a national banking association, as Co-Syndication Agent and Lender, FIFTH THIRD BANK, a Michigan banking corporation, as Co-Syndication Agent and Lender, BANK OF AMERICA, N.A., a national banking association, as Lender, NATIONAL CITY BANK, a national banking association, as Lender, HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (the foregoing six Lenders shall collectively be referred to herein as the "Lenders"). All capitalized terms used herein and not defined shall have the meanings assigned to them in the respective Guaranty Agreements (each referred to herein as a “Guaranty”) to which each such Guarantor is a party, as referenced in Recitals B, E and I to the Third Amendment. The definition of "Loan Documents" in the Credit Agreement shall include each such Guaranty.

Each of the Guarantors hereby expressly: (a) consents to the execution by the Borrower, the Administrative Agent and the Lenders of the Third Amendment; (b) acknowledges that the Company Obligations of the Borrower means all of the "Obligations" of the Borrower as defined in the Credit Agreement, as amended by the First Amendment to Credit Agreement dated as of December 29, 2006, the Second Amendment to Credit Agreement dated as of February 23, 2007, and the Third Amendment and as such may be further amended from time to time, and as evidenced by the Replacement Notes (as defined in the Third Amendment), as modified, extended and/or replaced from time to time, and that the obligations with respect to each Guarantor, means all of "Guarantor Obligations", arising under such Guarantor’s respective Guaranty; (c) acknowledges that such Guarantor does not have any set-off, defense, or counterclaim to the payment or performance of any or all of the Guarantor Obligations of such Guarantor under its respective Guaranty; (d) reaffirms, assumes and binds itself in all respects to all of the Guarantor’s obligations, liabilities, duties, covenants, terms and conditions that are contained in its respective Guaranty; (e) agrees that all Guarantor Obligations under its respective Guaranty shall continue in full force and that the execution and delivery of the Third Amendment to, and its acceptance by, the Administrative Agent and the Lenders shall not in any manner whatsoever (i) impair or affect the liability of any Guarantor to the Administrative Agent or any Lender under its respective Guaranty, (ii) prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of the Administrative Agent or any Lender at law, in equity or by statute, against any Guarantor pursuant to its respective Guaranty, and/or (iii) release or discharge, nor be construed to release or discharge, any of the Guarantor Obligations owing to the Administrative Agent or any Lender by any Guarantor under its respective Guaranty; and (f) represents and warrants that each of the representations and warranties made by such Guarantor in any of the documents executed in connection with the Credit Agreement remains true and correct as of the date hereof.

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[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed this Affirmation as of the 25th day of May, 2007.

GUARANTORS:

HURON CONSULTING GROUP HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

HURON CONSULTING SERVICES LLC, a Delaware
limited liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

WELLSPRING MANAGEMENT SERVICES LLC,
formerly known as SPELTZ & WEIS LLC, a
Delaware limited liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

HURON (UK) LIMITED, a UK limited liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

AAXIS TECHNOLOGIES, INC., a Virginia corporation

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

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FAB ADVISORY SERVICES, LLC, an Illinois limited
liability company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

GLASS & ASSOCIATES, INC., a Delaware
corporation

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

GLASS EUROPE LIMITED,
a United Kingdom Private Company

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

WELLSPRING PARTNERS, LTD., a Delaware
corporation

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

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WELLSPRING VALUATION, LTD., a Delaware
corporation

By: /s/ Gary Burge
Name: Gary Burge
Title: CFO

KABUSHIKI KAISHA HURON CONSULTING
GROUP (JAPAN), a Japan corporation

By: /s/ Stan Logan
Name: Stan Logan
Title: Director

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